UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2006

VANDA PHARMACEUTICALS INC.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51863	03-0491827
(Commission File No.)	(IRS Employer Identification No.)

9605 Medical Center Drive Suite 300 Rockville, Maryland 20850
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (240) 599-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

          On November 2, 2006, Vanda Pharmaceuticals Inc. issued a press release relating to its results of operations and financial condition for the quarter ended September 30, 2006.  In this press release the Company also announced that it would report the top-line results for its Phase III clinical trial of its product candidate VEC-162 in transient insomnia in November of 2006, and would report the top-line results for its Phase III clinical trial of its product candidate iloperidone in schizophrenia in December of 2006.  The full text of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

          The information in Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.          Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

99.1	Press release of Vanda Pharmaceuticals Inc. dated November 2, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANDA PHARMACEUTICALS INC.

By:	/s/ STEVEN A. SHALLCROSS

Name:	Steven A. Shallcross
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Dated:  November 2, 2006